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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Noble Corporation (the "Company") on Form 10-Q for the period ended June 30, 2005, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Jackson, Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2005                /s/ MARK A. JACKSON
                              --------------------------------------------------
                              Mark A. Jackson
                              Senior Vice President, Chief Operating Officer and
                              Chief Financial Officer of Noble Corporation